(5) Impairment of Long-lived Assets	9 Months Ended
Jun. 30, 2013
Notes
(5) Impairment of Long-lived Assets

(5)           IMPAIRMENT OF LONG-LIVED ASSETS

The Company reviews its long-lived assets for impairment when events or changes in circumstances indicate that the book value of an asset may not be recoverable and in the case of goodwill, at least annually. The Company evaluates whether events and circumstances have occurred which indicate possible impairment as of each balance sheet date. If the carrying amount of an asset exceeds its fair value, an impairment charge is recognized for the amount by which the carrying amount exceeds the estimated fair value of the asset.  Impairment of long-lived assets is assessed at the lowest levels for which there is an identifiable fair value that is independent of other groups of assets.  The Company recorded $450,000 and $0 of impairment expenses related to monitoring equipment for the nine months ended June 30, 2013 and 2012, respectively.